Subsequent Events	3 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
(21)	SUBSEQUENT EVENTS

On April 8, 2015, we completed a Secondary Offering in which Carlyle sold an aggregate of 40,000,000 common shares at a price of $28.00 per share. The underwriters also exercised their over-allotment option and purchased an additional 6,000,000 common shares. We did not receive any proceeds from the sale of common shares in the Secondary Offering.

On April 8, 2015, Carlyle sold 20,000,000 common shares in a private placement offering to an affiliate of Berkshire Hathaway Inc. for $28.00 per share. We did not receive any proceeds from the sale of common shares in the private placement offering.

As a result of the transactions above, Carlyle’s interest in Axalta decreased below 50% and triggered a liquidity event, as defined in the Axalta Coating Systems Bermuda Co., Ltd. 2013 Equity Incentive Plan (the “2013 Plan”). Upon the liquidity event, all issued and outstanding stock options issued under the 2013 Plan became fully vested. As a result of these shares becoming fully vested, the remaining unrecognized stock-based compensation expense of $8.0 million will be recognized for the three months ended June 30, 2015.